UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)       May 23, 2003
                                                  ------------------------------

                         eRoomSystem Technologies, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

                  000-31037                           87-0540713
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           (Commission File Number)         (IRS Employee Identification No.)

                      106 East 13200 South                      84020-8954
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             (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code       (800) 316-3070
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 9. Regulation FD.

           On May 20, 2003, eRoomSystem Technologies, Inc. (the "Company") submitted to the Securities and Exchange Commission the certification required by its chief executive officer and chief financial officer pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Company's Annual Report on Form 10-QSB for the quarterly period ended March 31, 2003.


                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             eROOMSYSTEM TECHNOLOGIES, INC.
                                      (Registrant)



Date:  May 23, 2003          By: /s/ David S. Harkness
                                 -----------------------------------------------
                                 David S. Harkness
                                 Chief Executive Officer, President and Chairman